UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2023, the Board of Directors (the “Board”) of Golden Minerals Company (the “Company”) approved the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were amended and restated, among other things, to:

•	revise the procedures and requirements for the nomination of directors and the submission of proposals by stockholders for consideration at meetings of stockholders, including, among other items, by adding a requirement that a stockholder seeking to nominate director(s) at a meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act no later than five business days before the meeting;

•	revise certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, including but not limited to provisions relating to delivery of notices of stockholder meetings and the availability of the stockholder list in connection with stockholder meetings;

•	reduce the quorum for stockholder meetings from a majority of the voting power of the outstanding shares of capital stock entitled to vote to one-third of the voting power of the outstanding shares of capital stock entitled to vote;

•	adopt a forum selection provision designating the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the State of Delaware) as the sole and exclusive forum for various disputes that may affect the Company;

•	remove provisions that were applicable only for a brief period following the Company’s emergence from bankruptcy in 2009 and had ceased to be applicable by their terms; and

•	make ministerial changes, clarifications, and other conforming revisions.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Golden Minerals Company.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer